SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

HURCO COMPANIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA               0-9143             35-1150732
(State or other jurisdiction       (Commission File No.)       (I.R.S. Employer
of incorporation or organization)                        Identification No.)

ONE TECHNOLOGY WAY
INDIANAPOLIS, INDIANA  46268
(Address of principal executive offices and zip code)

(317) 293-5309
(Registrants' telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION

On August 18, 2004, Hurco Companies, Inc. (the "Registrant") reported its results of operations for the third quarter ended July 31, 2004. The Registrant's earnings release for the quarter is attached as Exhibit 99 and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The attached Exhibit is furnished pursuant to Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HURCO COMPANIES, INC

Date: August 18, 2004	By:	/s/ Roger J. Wolf
Senior Vice President and Chief Financial Officer
Title

EXHIBIT INDEX
Exhibit 99 Press Release of Hurco Companies, Inc. dated August 18, 2004